UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2022 (December 23, 2022)

DIRECT SELLING ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40831	86-3676785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Democracy Drive

Plano, TX 75024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 380-6020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DSAQ.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	DSAQ	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DSAQW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 28, 2022, Direct Selling Acquisition Corp. (the “Company”) issued a promissory note (the “Note”) in the principal amount of $2,300,000 to the Company’s sponsor, DSAC Partners LLC (the “Sponsor”) in connection with the extension of the date by which the Company has to consummate a business combination from December 28, 2022 to March 28, 2023 (the “Extension”).

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01.	Other Events.

On December 23, 2022, the Sponsor notified the Company that it intended to deposit an aggregate of $2,300,000 (representing $0.10 per public share) into the Company’s trust account on or before December 28, 2022. On December 25, 2022, the Company issued a press release announcing that its board of directors had approved the Extension, as contemplated by the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission (“SEC”) on August 23, 2021 (File No. 333-258997) and the final prospectus dated September 23, 2021 for the initial public offering of the Company’s units. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 28, 2022, the Company issued a press release announcing that the Sponsor had deposited an aggregate of $2,300,000 (representing $0.10 per public share) into the Company’s trust account for its public stockholders. The Extension provides the Company with additional time to complete its initial business combination. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Promissory Note, dated December 28, 2022.

99.1	Press Release, dated December 25, 2022.

99.2	Press Release, dated December 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2022

DIRECT SELLING ACQUISITION CORP.

By:	/s/ Dave Wentz
Name:	Dave Wentz
Title:	Chief Executive Officer

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[Signature Page to 8-K]